Exhibit 99.2
 CLEARWATER PAPER CORPORATIONSECOND QUARTER 2017SUPPLEMENTAL INFORMATION  08/02/17 LINDA MASSMANPRESIDENT, CHIEF EXECUTIVE OFFICER AND DIRECTORJOHN HERTZSENIOR VICE PRESIDENT FINANCE AND CHIEF FINANCIAL OFFICER

     FORWARD-LOOKING STATEMENTS  This presentation of supplemental information contains, in addition to historical information, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding outlook for Q3 and full year 2017; the costs, timing and benefits associated with strategic capital investments and operational improvements; financial models; estimated Q3 and full year 2017 net earnings, EBITDA, and adjusted EBITDA; and estimated Q3 2017 operating income, adjusted operating income, adjusted net earnings, net earnings per diluted common share, adjusted net earnings per diluted common share, net sales and adjusted operating margin, product volumes shipped, product pricing and sales mix, cost and timing of major maintenance and repairs, pulp costs,energy costs, and productivity gains. These forward-looking statements are based on management’s current expectations, estimates, assumptions and projections that are subject to change. Our actual results of operations may differ materially from those expressed or implied by the forward-looking statements contained in this presentation. Important factors that could cause or contribute to such differences include the risks and uncertainties described from time to time in the company's public filings with the Securities and Exchange Commission, as well as the following: our ability to execute on our growth and expansion strategies; unanticipated construction delays involving our planned new tissue manufacturing operations in Shelby, NC; competitive pricing pressures for our products, including as a result of increased capacity as additional manufacturing facilities are operated by our competitors; customer acceptance and timing and quantity of purchases of our tissue products, including the existence of sufficient demand for and the quality of tissue produced at our recently announced Shelby, NC facility expansion when it becomes operational; changes in the U.S. and international economies and in general economic conditions in the regions and industries in which we operate; the loss of or changes in prices in regards to a significant customer; our ability to successfully implement our operational efficiencies and cost savings strategies; changes in customer product preferences and competitors' product offerings;manufacturing or operating disruptions, including IT system and IT system implementation failures, equipment malfunction and damage to our manufacturing facilities; changes in transportation costs and disruptions in transportation services; changes in the cost and availability of wood fiber and wood pulp; labor disruptions; cyclical industry conditions; changes in costs for and availability of packaging supplies, chemicals, energy and maintenance and repairs; environmental liabilities or expenditures; our ability to realize the expected benefits of our Manchester Industries acquisition;changes in expenses and required contributions associated with our pension plans; cyber-security risks;reliance on a limited number of third-party suppliers for raw materials; our inability to service our debt obligations;restrictions on our business from debt covenants and terms; andchanges in laws, regulations or industry standards affecting our business.Forward-looking statements contained in this presentation present management’s views only as of the date of this presentation. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise.   2

   SECOND QUARTERFINANCIAL HIGHLIGHTS  $430 MILLION NET SALES, DOWN 2% VS. Q1'17 $20 MILLION GAAP OPERATING INCOME$45 MILLION ADJUSTED EBITDA1, AT THE MID-POINT OF OUR OUTLOOK RANGE OF $42 TO $48 MILLIONGAAP AND ADJUSTED1 EPS OF $0.48 COMPLETED MAJOR MAINTENANCE OUTAGE AT OUR ARKANSAS PAPERBOARD MILL AT A COST OF $9 MILLIONA $7 MILLION CONTRIBUTION TO OPERATING INCOME AND AN $8 MILLION CONTRIBUTION TO ADJUSTED EBITDA1 FROM STRATEGIC CAPITAL AND OPERATIONAL EFFICIENCY INITIATIVES IN Q2’17 VS. Q2’16  1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.  3

 FINANCIAL SUMMARY (GAAP BASIS)(UNAUDITED)  (Dollars in thousands - except per-share amounts)  Q1'16    Q2'16    Q3'16    Q4'16    Q1'17    Q2'17                              Net sales  $437,204    $436,671    $435,320    $425,568    $437,525    $429,663    Gross Profit  $68,557    $74,820    $38,715    $57,044    $50,495    $48,930    Selling, general and administrative expenses  ($30,795  )  ($34,655  )  ($31,190  )  ($32,934  )  ($29,937  )  ($29,265  )  Gain on divested assets  $—    $—    $1,755    $—    $—    $—    Operating income (loss)  $37,762    $40,165    $9,280    $24,110    $20,558    $19,665    Consumer Products  18,390    18,544    17,201    13,781    6,189    10,534    Pulp and Paperboard  35,163    40,032    9,956    27,581    27,248    21,595    Corporate  (15,791)  (18,411)  (17,877)  (17,252)  (12,879)  (12,464)  Operating margin  8.6%  9.2%  2.1%  5.7%  4.7%  4.6  %  Interest expense, net  ($7,643  )  ($7,396  )  ($7,520  )  ($7,741  )  ($8,043  )  ($7,673  )  Debt retirement costs  $—    $—    $—    ($351  )  $—    $—    Income tax provision  ($11,673  )  ($11,905  )  ($859  )  ($6,675  )  ($5,000  )  ($3,955  )  Net earnings  $18,446    $20,864    $901    $9,343    $7,515    $8,037    Net earnings per diluted common share  $1.05    $1.21    $0.05    $0.56    $0.45    $0.48    4

 FINANCIAL SUMMARY (ADJUSTED BASIS)(UNAUDITED)  1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.2 Adjusted gross profit margin is defined as Adjusted gross profit divided by Net sales.3 Adjusted operating margin is defined as Adjusted operating income divided by Net sales.4 Adjusted EBITDA margin is defined as Adjusted EBITDA divided by Net sales.5 This information is based upon management’s current expectations and estimates, which are in part based on market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See “Forward-Looking Statements” on page 1.6 Non-GAAP measure – See page 15 for the reconciliation to the most comparable GAAP measure...  (Dollars in thousands - except per-share amounts)  Q1'16    Q2'16    Q3'16    Q4'16    Q1'17    Q2'17    Q3'17 Outlook5                              Net sales  $437,204    $436,671    $435,320    $425,568    $437,525    $429,663    1% - 3% higher  Adjusted gross profit1  $68,989    $75,353    $41,051    $60,215    $56,698    $50,148      Adjusted gross profit margin1,2  15.8%  17.3%  9.4%  14.1%  13.0%  11.7  %    Adjusted selling, general and administrative expenses1  ($30,069  )  ($31,045  )  ($29,489  )  ($29,915  )  ($31,272  )  ($30,643  )    Adjusted operating income (loss)1  $38,920    $44,308    $11,562    $30,300    $25,426    $19,505      Consumer Products  18,822    19,077    15,912    16,952    12,392    11,752      Pulp and Paperboard  35,163    40,032    9,956    27,581    27,248    21,595      Corporate  (15,065)  (14,801)  (14,306)  (14,233)  (14,214)  (13,842)    Adjusted operating margin1,3  8.9%  10.1%  2.7%  7.1%  5.8%  4.5%  3% - 4.5%  Interest expense, net  ($7,643  )  ($7,396  )  ($7,520  )  ($7,741  )  ($8,043  )  ($7,673  )    Debt retirement costs  $—    $—    $—    ($351  )  $—    $—      Adjusted income tax provision1  ($12,089  )  ($13,368  )  ($1,673  )  ($8,388  )  ($6,655  )  ($3,902  )    Adjusted net earnings1  $19,188    $23,544    $2,369    $13,820    $10,728    $7,930      Depreciation and amortization expense  $21,150    $22,024    $22,747    $25,169    $27,557    $26,055      Adjusted EBITDA1  $60,070    $66,332    $34,309    $54,125    $49,320    $45,023    $40,000-$46,000  Consumer Products  32,581    33,280    30,934    31,999    26,971    27,507      Pulp and Paperboard  41,530    46,481    16,486    34,976    35,353    29,951      Corporate  (14,041)  (13,429)  (13,111)  (12,850)  (13,004)  (12,435)    Adjusted EBITDA margin1,4  13.7%  15.2%  7.9%  12.7%  11.3%  10.5  %    Adjusted net earnings per diluted common share1  $1.09    $1.37    $0.14    $0.82    $0.64    $0.48      Gross debt to rolling four quarter total Adjusted EBITDA1  2.5    2.3    2.7    3.3    3.5    3.7      Capital Expenditures  $25,732    $28,822    $54,794    $46,329    $41,804    $47,750      5

   Q2’17 VS. Q1’17CONSOLIDATED ADJUSTED EBITDA1 BRIDGE  1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.  PRICE/MIX    Weaker mix of ultra quality tissue sales, partly offset by higher paperboard pricing and improved mix  VOLUME    Slightly lower shipments of commodity grade paperboard and non-retail tissue sales  RAW MATERIALS    Higher external pulp pricing  TRANSPORTATION    Increased internal inventory shipments due to Oklahoma City facility closure, more than offset by reductions in wages and benefits  ENERGY    Lower natural gas pricing and lower seasonal usage  MAINTENANCE    Planned Arkansas major maintenance outage  WAGES & BENEFITS    Lower due to warehouse automation and Oklahoma City facility closure, partly offset by annual wage increases  UNIT COST    No curtailment impact to tissue per unit production costs in Q2 versus impact in Q1’17  ADJ, EBITDA1(MILLIONS)  1  1  6

   Q2’17 VS. Q2’16CONSOLIDATED ADJUSTED EBITDA1 BRIDGE  1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.  PRICE/MIX    Weaker mix of ultra quality tissue sales, partly offset by lower mix of commodity grade paperboard sales  VOLUME    Lower non-retail sales due to shutdown of two tissue machines at the Neenah facility, partly offset by higher paperboard shipment volume due to Manchester Industries acquisition  TRANSPORTATION    Increased internal inventory shipments due to Oklahoma City facility closure, more than offset by reductions in wages and benefits  RAW MATERIALS    Higher pricing on pulp, chemicals, and packaging supplies  ENERGY    Higher natural gas prices  MAINTENANCE    Planned Arkansas major maintenance outage  WAGES & BENEFTIS    Lower due to warehouse automation, shutdown of two tissue machines at the Neenah facility, and Oklahoma City facility closure, partly offset by annual wage increases  OTHER    Partial reimbursement of costs in Q2'16 related to Arkansas recovery boiler issues  ADJ, EBITDA1(MILLIONS)  1  1  Net productivity improvement vs. Q2'16 of $8 million1, primarily in wages and benefits  7

   1 Updated to reflect reduction in strategic capex spending on Warehouse Automation. 2 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.3 Based on Q1’15 prices, input costs, and market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See “Forward-Looking Statements” on page 1.4 The Continuous Digester is expected to be completed in Q4’17. 2015 - 2016 and YTD Q2'17 Adjusted EBITDA contributions were $0.3M and $0.5M, respectively..  STRATEGIC INVESTMENT AND OPERATIONAL IMPROVEMENT SCORECARD AS OF Q2'17   Strategic plan announced in Q1’15, expected capex of $229-$2411 millionExpected to yield a $98-$128 million operating income increase by 20183Expected to yield a $115-$145 million Adjusted EBITDA2 increase by 20183Would yield a $285-$335 2018 Adjusted EBITDA2 run rate assuming $10-$15 million of annual margin pressure3     Continuous Digester4  Warehouse Automation  Other Projects  Operational Improvements  TOTAL STRATEGIC CAPEX  $148-$158  $32-$341  $49   $0  FULL RUN-RATE EXPECTED IMPACT (MILLIONS $)3                  OPERATING INCOME  $23-$28    $15-$16    $16-$19    $44-$65    ADJUSTED EBITDA2  $30-$35    $20-$21    $21-$24    $44-$65    2015-2016 ADJUSTED EBITDA1 ACHIEVED  YTD Q2'17 ADJUSTED EBITDA1 ACHIEVED  8

 1 Includes away-from-home (AFH), contract and parent roll tissue products. 2 Includes retail, AFH, and contract tissue case products. 3 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure. 4 Non-GAAP measure – Segment Adjusted EBITDA margin is defined as Segment Adjusted EBITDA divided by Segment net sales.    KEY SEGMENT RESULTS -CONSUMER PRODUCTS(UNAUDITED)    Q1'16    Q2'16    Q3'16    Q4'16    Q1'17    Q2'17    CONSUMER PRODUCTS CROSS-CYCLE FINANCIAL MODEL                              Shipments                            Non-Retail (short tons)1  24,358    20,028    18,384    19,182    16,678    13,736      Retail (short tons)  75,027    79,095    82,216    77,704    78,686    77,714      Total Tissue Tons  99,385    99,123    100,600    96,886    95,364    91,450      Converted Products (cases in thousands)2  12,990    13,229    13,770    12,886    13,123    12,709      Sales Price                            Non-Retail ($/short ton)1  $1,477    $1,496    $1,506    $1,442    $1,439    $1,454      Retail ($/short ton)  $2,784    $2,747    $2,742    $2,757    $2,772    $2,723      Total Tissue ($/short ton)  $2,464    $2,494    $2,516    $2,496    $2,539    $2,533      Segment net sales ($ in thousands)  $245,018    $247,912    $253,319    $242,131    $242,423    $231,912      Segment GAAP operating income ($ in thousands)  $18,390    $18,544    $17,201    $13,781    $6,189    $10,534      Segment GAAP operating margin  7.5%    7.5%    6.8%    5.7%    2.6%    4.5%      Segment Adjusted EBITDA3 ($ in thousands)  $32,581    $33,280    $30,934    $31,999    $26,971    $27,507      Segment Adjusted EBITDA margin4  13.3%     13.4%     12.2%     13.2%     11.1%     11.9%     17.0%   9

   CLEARWATER PAPERTISSUE SHIPMENTSAND U.S. RETAIL TISSUE MARKET  U.S. Retail Tissue Market ($) (MultiOutlet)1                  CATEGORY  PRIVATELABEL      BRANDS      TOTAL                      Total RetailTissue Share ($)  25%    75%    100%  % ChangeQ2’17 vs. Q1’17  0.7%    (0.7)%    —  %   1 Data Source: IRI Worldwide data through June 18, 2017.  CLW Q2'17 by Market Segment(% of Tons)  CLW Q1'17 by Market Segment(% of Tons)  Other  Other  Parent Rolls  Parent Rolls  AFH  AFH  Retail  Retail  10

 PRICE /MIX    Weaker mix of ultra quality tissue sales, partly offset by lower parent roll sales  VOLUME    Lower non-retail tissue sales  RAW MATERIALS    Higher external pulp pricing  TRANSPORTATION    Increased internal inventory shipments due to Oklahoma City facility closure, more than offset by reductions in wages and benefits  WAGES & BENEFITS    Lower due to warehouse automation, Oklahoma City facility closure, and shutdown of two tissue machines at the Neenah facility, partly offset by annual wage increases  UNIT COST    No curtailment impact to tissue per unit production costs in Q2 versus impact in Q1’17  Q2'17 VS. Q1'17CONSUMER PRODUCTS ADJUSTED EBITDA1 BRIDGE  1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.  SEGMENT ADJ. EBITDA1(MILLIONS)  1  1  11

   KEY SEGMENT RESULTS – PULP AND PAPERBOARD(UNAUDITED)  1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.2 Non-GAAP measure – Segment Adjusted EBITDA margin is defined as Segment Adjusted EBITDA divided by Segment net sales.3 Results include the full impact of Manchester Industries, which was acquired at the end of Q4’16.     Q1'16    Q2'16    Q3'16    Q4'16    Q1'173    Q2'173    PULP ANDPAPERBOARDCROSS-CYCLEFINANCIAL MODE                              Shipments                            Paperboard (short tons)  201,340    199,132    196,271    199,415    210,382    207,152      Sales Price                            Paperboard ($/short ton)  $952    $948    $927    $920    $927    $955      Segment net sales ($ in thousands)  $192,186    $188,759    $182,001    $183,437    $195,102    $197,751      Segment GAAP operating income ($ in thousands)  $35,163    $40,032    $9,956    $27,581    $27,248    $21,595      Segment GAAP operating margin  18.3%    21.2%    5.5%    15.0%    14.0%    10.9%      Segment Adjusted EBITDA1 ($ in thousands)  $41,530    $46,481    $16,486    $34,976    $35,353    $29,951      Segment Adjusted EBITDA margin2  21.6%    24.6%    9.1%    19.1%    18.1%    15.1%    19.0%  12

   CLEARWATER PAPERPAPERBOARD SHIPMENTS ANDU.S. PAPERBOARD MARKET  U.S. Paperboard Production3               CATEGORY  CLEARWATER PAPER      OTHER                    Total Domestic SBS1 Market Share  14%    86  %    Folding  19%    81  %    Food Service2  15%    85  %    Liquid Packaging  5%    95%    1 Solid Bleached Sulfate.2 Food Service includes cup, plate, dish and tray products.3 Data Source: American Forest and Paper Association Solid Bleached Domestic Production – July YTD 2017.  CLW Q2'17 by Market Segment(% of Tons)  CLW Q1'17 by Market Segment(% of Tons)  Folding  Folding  Liquid Pkg  Liquid Pkg  Food Service  Food Service  13

 PRICE/MIX    Higher paperboard pricing and improved mix  VOLUME    Slightly lower shipments of commodity grade paperboard  ENERGY    Lower natural gas pricing and lower seasonal usage  MAINTENANCE    Planned Arkansas major maintenance outage  Q2’17 vs. Q1'17 PULP AND PAPERBOARD ADJUSTED EBITDA1 BRIDGE  1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.  SEGMENT ADJ. EBITDA1(MILLIONS)  1  1  14

 CLEARWATER PAPER CROSS-CYCLE FINANCIAL MODEL  1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.    (Dollars in thousands)  Q1'16    Q2'16    Q3'16    Q4'16    Q1'17    Q2'17      CLEARWATER PAPER CROSS-CYCLE FINANCIAL MODEL                                    Net sales  100%  100%  100%  100%  100%  100%    100  %  Adjusted gross profit margin1  15.8%  17.3%  9.4%  14.1%  13.0%  11.7%    17.0  %  Adjusted SG&A expenses1 as % of net sales  (6.9%)  (7.1%)  (6.8%)  (7.0%)  (7.1%)  (7.1%)    (6.0%)  Adjusted operating margin1  8.9%  10.1%  2.7%  7.1%  5.8%  4.5%    11.0  %  Adjusted net earnings1 as % of net sales  4.4%  5.4%  0.5%  3.2%  2.5%  1.8%    5.0  %  Adjusted EBITDA margin1  13.7%  15.2%  7.9%  12.7%  11.3%  10.5%    15.0%  15

 Q3’17 OUTLOOK1RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)  1 This information is based upon management’s current expectations and estimates, which are in part based on market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See “Forward-Looking Statements” on page 1.2 EBITDA is a non-GAAP measure that management uses as a supplemental performance measure. The most directly comparable GAAP measure is net earnings (loss). EBITDA is net earnings adjusted for net interest expense (including debt retirement costs), income taxes, and depreciation and amortization. It should not be considered as an alternative to net earnings computed under GAAP.3 Adjusted EBITDA excludes the impact of the items listed that we do not believe are indicative of our core operating performance.     OUTLOOK          THREE MONTHS ENDINGSEPTEMBER 30, 2017          RANGE OF ESTIMATE        (Dollars in thousands)  FROM    TO              Earnings before interest, income taxes, and depreciation & amortization (EBITDA)2:          GAAP net earnings  $5,000    $7,700    Interest expense, net  7,100    7,500    Income tax provision  2,500    3,900    Depreciation and amortization expense  24,500    26,000    EBITDA2  $39,100    $45,100    Directors' equity-based compensation expense  300    300    Costs associated with Long Island facility closure  500    500    Costs associated with announced Oklahoma City facility closure  100    100    Adjusted EBITDA3  $40,000    $46,000    16

 Q3’17 OUTLOOK1RECONCILIATION OF NON-GAAPFINANCIAL MEASURES (UNAUDITED)  1 This information is based upon management’s current expectations and estimates, which are in part based on market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See “Forward-Looking Statements” on page 1.2 Adjusted operating income, Adjusted net earnings and Adjusted net earnings per diluted common share exclude the impact of the items listed that we do not believe are indicative of our core operating performance.3 All non-tax items are tax effected at a 33.4% annual rate.4 GAAP net earnings per diluted common share and Adjusted net earnings per diluted common share are calculated utilizing second quarter 2017 diluted average common shares outstanding of 16,590 (in thousands).     OUTLOOK          THREE MONTHS ENDINGSEPTEMBER 30, 2017          RANGE OF ESTIMATE        (Dollars in thousands)  FROM    TO              GAAP Operating Income  $14,300    $19,300    Directors' equity-based compensation expense  300    300    Costs associated with Long Island facility closure  500    500    Costs associated with announced Oklahoma City facility closure  100    100    Adjusted operating income2  $15,200    $20,200                        (Dollars in thousands)  FROM    TO              GAAP net earnings  $5,000    $7,700    Special items, after tax3:          Directors' equity-based compensation expense  200    200    Costs associated with Long Island facility closure  330    330    Costs associated with announced Oklahoma City facility closure  70    70    Adjusted net earnings2  $5,600    $8,300                FROM    TO              GAAP net earnings per diluted common share4  $0.30    $0.46    Adjusted net earnings per diluted common share2,4  $0.34    $0.50    17

 REVISED 2017 OUTLOOK1RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)  1 This information is based upon management’s current expectations and estimates, which are in part based on market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See “Forward-Looking Statements” on page 1.2 EBITDA is a non-GAAP measure that management uses as a supplemental performance measure. The most directly comparable GAAP measure is net earnings (loss). EBITDA is net earnings adjusted for net interest expense (including debt retirement costs), income taxes, and depreciation and amortization. It should not be considered as an alternative to net earnings computed under GAAP.3 Adjusted EBITDA excludes the impact of the items listed that we do not believe are indicative of our core operating performance.     REVISED OUTLOOK          TWELVE MONTHS ENDINGDECEMBER 31, 2017          RANGE OF ESTIMATE        (Dollars in thousands)  FROM    TO              Earnings before interest, income taxes, and depreciation & amortization (EBITDA)2:          GAAP net earnings  $34,600    $42,900    Interest expense, net  30,000    32,000    Income tax provision  16,700    23,800    Depreciation and amortization expense  103,000    105,000    EBITDA2  $184,300    $203,700    Directors' equity-based compensation expense  (2,600)  (2,400)  Manchester Industries acquisition related expenses  300    300    Costs associated with Long Island facility closure  1,900    2,100    Costs associated with announced Oklahoma City facility closure  6,100    6,300    Adjusted EBITDA3  $190,000    $210,000    18

   Q3’17 OUTLOOK1    1% - 3% higher    3% - 4.5%    $40M - $46M    $0.34 - $0.50  NET SALES  ADJUSTED OPERATING MARGIN2,3  ADJUSTED EBITDA2  ADJUSTED NET EARNINGS PER DILUTED COMMON SHARE2,4    1 This information is based upon management’s current expectations and estimates, which are in part based on market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See “Forward-Looking Statements” on page 1.2 Non-GAAP measure – See prior slides for the reconciliation to the most comparable GAAP measure.3 Adjusted operating margin is defined as net sales divided by adjusted operating income.4 Adjusted net earnings per diluted common share is calculated utilizing second quarter 2017 diluted average common shares outstanding of 16,590 (in thousands).  Revised full year 2017 outlook of $190 to $210 million adjusted EBITDA1,2  19

 APPENDIX    20

 ADJUSTED GROSS PROFIT& ADJUSTED SG&ARECONCILIATION OF NON-GAAPFINANCIAL MEASURES (UNAUDITED)  1 Gross profit is defined as net sales minus cost of sales.2 Adjusted gross profit and Adjusted selling, general and administrative expenses exclude the impact of the items listed that we do not believe are indicative of our core operating performance.  (Dollars in thousands)  Q1'16    Q2'16    Q3'16    Q4'16    Q1'17    Q2'17                              Gross profit1  $68,557    $74,820    $38,715    $57,044    $50,495    $48,930    Costs associated with Long Island facility closure  432    533    466    460    466    661    Pension settlement expense  —    —    1,870    —    —    —    Costs associated with Oklahoma City facility closure  —    —    —    1,662    5,737    275    Costs associated with Neenah paper machines shutdown  —    —    —    1,049    —    —    Write-off of assets in association with Warehouse Automation project  —    —    —    —    —    41    Accelerated depreciation of assets associated with Warehouse Automation project  —    —    —    —    —    241    Adjusted gross profit2  $68,989    $75,353    $41,051    $60,215    $56,698    $50,148    Selling, general and administrative expenses (SG&A)  ($30,795  )  ($34,655  )  ($31,190  )  ($32,934  )  ($29,937  )  ($29,265  )  Directors' equity-based compensation expense (benefit)  726    3,610    89    354    (1,450)  (1,483)  Pension settlement expense  —    —    1,612    —    —    —    Manchester Industries acquisition related expenses  —    —    —    2,665    115    105    Adjusted selling, general and administrative expenses2  ($30,069  )  ($31,045  )  ($29,489  )  ($29,915  )  ($31,272  )  ($30,643  )  21

 SEGMENT ADJUSTED OPERATING INCOME (LOSS)RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)  1 Adjusted operating income (loss) excludes the impact of the items listed that we do not believe are indicative of our core operating performance.  (Dollars in thousands)  Q1'16    Q2'16    Q3'16    Q4'16    Q1'17    Q2'17                              Consumer Products                          Operating income  $18,390    $18,544    $17,201    $13,781    $6,189    $10,534    Costs associated with Long Island facility closure  432    533    466    460    466    661    Gain associated with the sale of the specialty mills, net  —    —    (1,755)  —    —    —    Costs associated with Oklahoma City facility closure  —    —    —    1,662    5,737    275    Costs associated with Neenah paper machines shutdown  —    —    —    1,049    —    —    Write-off of assets in association with Warehouse Automation project  —    —    —    —    —    41    Accelerated depreciation of assets associated with Warehouse Automation project  —    —    —    —    —    241    Adjusted Consumer Products operating income1  $18,822    $19,077    $15,912    $16,952    $12,392    $11,752    Pulp and Paperboard                          Operating Income  $35,163    $40,032    $9,956    $27,581    $27,248    $21,595    Adjusted Pulp and Paperboard operating income1  $35,163    $40,032    $9,956    $27,581    $27,248    $21,595    Corporate                          Operating loss  ($15,791  )  ($18,411  )  ($17,877  )  ($17,252  )  ($12,879  )  ($12,464  )  Directors' equity-based compensation expense (benefit)  726    3,610    89    354    (1,450)  (1,483)  Pension settlement expense  —    —    3,482    —    —    —    Manchester Industries acquisition related expenses  —    —    —    2,665    115    105    Adjusted Corporate operating loss1  ($15,065  )  ($14,801  )  ($14,306  )  ($14,233  )  ($14,214  )  ($13,842  )  22

 ADJUSTED NET EARNINGS & ADJUSTED NET EARNINGS PER DILUTED COMMON SHARE RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)    1 All non-tax items are tax effected at the expected annual rate for that period.2 Adjusted net earnings and Adjusted net earnings per diluted common share exclude the impact of the items listed that we do not believe are indicative of our core operating performance.  (Dollars in thousands - except per-share amounts)  Q1'16    Q2'16    Q3'16    Q4'16    Q1'17    Q2'17                              GAAP net earnings  $18,446    $20,864    $901    $9,343    $7,515    $8,037    Special items, after tax1:                          Directors' equity-based compensation expense (benefit)  465    2,335    57    229    (957)  (988)  Costs associated with Long Island facility closure  277    345    300    297    308    440    Gain associated with the sale of the specialty mills, net  —    —    (1,129)  —    —    —    Pension settlement expense  —    —    2,240    —    —    —    Costs associated with Oklahoma City facility closure  —    —    —    1,073    3,786    183    Costs associated with Neenah paper machines shutdown  —    —    —    678    —    —    Manchester Industries acquisition related expenses  —    —    —    2,200    76    70    Write-off of assets in association with Warehouse Automation project  —    —    —    —    —    27    Accelerated depreciation of assets associated with Warehouse Automation project  —    —    —    —    —    161    Adjusted net earnings2  $19,188    $23,544    $2,369    $13,820    $10,728    $7,930    Net earnings per diluted common share  $1.05    $1.21    $0.05    $0.56    $0.45    $0.48    Special items, after tax:1                          Directors' equity-based compensation expense (benefit)  0.03    0.14    —    0.01    (0.06)  (0.06)  Costs associated with Long Island facility closure  0.02    0.02    0.02    0.02    0.02    0.03    Gain associated with the sale of the specialty mills, net  —    —    (0.07)  —    —    —    Pension settlement expense  —    —    0.13    —    —    —    Costs associated with Oklahoma City facility closure  —    —    —    0.06    0.23    0.01    Costs associated with Neenah paper machines shutdown  —    —    —    0.04    —    —    Manchester Industries acquisition related expenses  —    —    —    0.13    —    0.01    Write-off of assets in association with Warehouse Automation project  —    —    —    —    —    —    Accelerated depreciation of assets associated with Warehouse Automation project  —    —    —    —    —    0.01    Adjusted net earnings per diluted common share2  $1.09    $1.37    $0.14    $0.82    $0.64    $0.48    23

 ADJUSTED INCOME TAX PROVISION RECONCILIATION OF NON-GAAP FINANCIAL MEASURE (UNAUDITED)  1 Adjusted income tax provision excludes the impact of the items listed that we do not believe are indicative of our core operating performance.  (Dollars in thousands)  Q1'16    Q2'16    Q3'16    Q4'16    Q1'17    Q2'17                              GAAP income tax provision  ($11,673  )  ($11,905  )  ($859  )  ($6,675  )  ($5,000  )  ($3,955  )  Special items, tax impact:                          Directors' equity-based compensation (expense) benefit  (261)  (1,275)  (32)  (125)  493    495    Costs associated with Long Island facility closure  (155)  (188)  (166)  (163)  (158)  (221)  Gain associated with the sale of the specialty mills, net  —    —    626    —    —    —    Pension settlement expense  —    —    (1,242)  —    —    —    Costs associated with Oklahoma City facility closure  —    —    —    (589)  (1,951)  (92)  Costs associated with Neenah paper machines shutdown  —    —    —    (371)  —    —    Manchester Industries acquisition related expenses  —    —    —    (465)  (39)  (35)  Write-off of assets in association with Warehouse Automation project  —    —    —    —    —    (14)  Accelerated depreciation of assets associated with Warehouse Automation project                      (80)  Adjusted income tax provision1  ($12,089  )  ($13,368  )  ($1,673  )  ($8,388  )  ($6,655  )  ($3,902  )  24

 EBITDA & ADJUSTED EBITDA RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)  1 EBITDA is a non-GAAP measure that management uses as a supplemental performance measure. The most directly comparable GAAP measure is net earnings (loss). EBITDA is net earnings (loss) adjusted for net interest expense (including debt retirement costs), income taxes, and depreciation and amortization. It should not be considered as an alternative to net earnings (loss) computed under GAAP.2 Interest expense, net for the fourth quarter of 2016 includes debt retirement costs of $0.4 million.3 Adjusted EBITDA excludes the impact of the items listed that we do not believe are indicative of our core operating performance.   (Dollars in thousands)  Q1'16    Q2'16    Q3'16    Q4'16    Q1'17    Q2'17                              Earnings before interest, income taxes, and depreciation & amortization (EBITDA)1                          GAAP net earnings  $18,446    $20,864    $901    $9,343    $7,515    $8,037    Interest expense, net2  7,643    7,396    7,520    8,092    8,043    7,673    Income tax provision  11,673    11,905    859    6,675    5,000    3,955    Depreciation and amortization expense  21,150    22,024    22,747    25,169    27,557    26,055    EBITDA1  $58,912    $62,189    $32,027    $49,279    $48,115    $45,720    Directors' equity-based compensation expense (benefit)  726    3,610    89    354    (1,450)  (1,483)  Costs associated with Long Island facility closure  432    533    466    460    466    365    Gain associated with the sale of the specialty mills, net  —    —    (1,755)  —    —    —    Pension settlement expense  —    —    3,482    —    —    —    Costs associated with Oklahoma City facility closure  —    —    —    318    2,074    275    Costs associated with Neenah paper machines shutdown  —    —    —    1,049    —    —    Manchester Industries acquisition related expenses  —    —    —    2,665    115    105    Write-off of assets in association with Warehouse Automation project  —    —    —    —    —    41     Adjusted EBITDA3  $60,070    $66,332    $34,309    $54,125    $49,320    $45,023    25

 SEGMENT EBITDA & ADJUSTED EBITDA RECONCILIATION OF NON-GAAPFINANCIAL MEASURES (UNAUDITED)  1 Segment EBITDA is a non-GAAP measure that management uses as a supplemental performance measure. The most directly comparable GAAP measure is segment operating income (loss). Segment EBITDA is segment operating income (loss) adjusted for depreciation and amortization. It should not be considered as an alternative to segment operating income (loss) computed under GAAP. 2 Segment Adjusted EBITDA excludes the impact of the items listed that we do not believe are indicative of our core operating performance.  (Dollars in thousands)  Q1'16    Q2'16    Q3'16    Q4'16    Q1'17    Q2'17                              Consumer Products                          Operating income  $18,390    $18,544    $17,201    $13,781    $6,189    $10,534    Depreciation and amortization expense  13,759    14,203    15,022    16,391    18,242    16,292    Segment EBITDA1  $32,149    $32,747    $32,223    $30,172    $24,431    $26,826    Costs associated with Long Island facility closure  432    533    466    460    466    365    Gain associated with the sale of the specialty mills, net  —    —    (1,755)  —    —    —    Costs associated with Oklahoma City facility closure  —    —    —    318    2,074    275    Costs associated with Neenah paper machines shutdown  —    —    —    1,049    —    —    Write-off of assets in association with Warehouse Automation project  —    —    —    —    —    41    Segment Adjusted EBITDA2  $32,581    $33,280    $30,934    $31,999    $26,971    $27,507    Pulp and Paperboard                          Operating income  $35,163    $40,032    $9,956    $27,581    $27,248    $21,595    Depreciation and amortization expense  6,367    6,449    6,530    7,395    8,105    8,356    Segment EBITDA1  $41,530    $46,481    $16,486    $34,976    $35,353    $29,951    Segment Adjusted EBITDA2  $41,530    $46,481    $16,486    $34,976    $35,353    $29,951    Corporate                          Operating loss  ($15,791  )  ($18,411  )  ($17,877  )  ($17,252  )  ($12,879  )  ($12,464  )  Depreciation and amortization expense  1,024    1,372    1,195    1,383    1,210    1,407    Corporate EBITDA1  ($14,767  )  ($17,039  )  ($16,682  )  ($15,869  )  ($11,669  )  ($11,057  )  Directors' equity-based compensation expense (benefit)  726    3,610    89    354    (1,450)  (1,483)  Pension settlement expense  —    —    3,482    —    —    —    Manchester Industries acquisition related expenses  —    —    —    2,665    115    105    Corporate Adjusted EBITDA2  ($14,041  )  ($13,429  )  ($13,111  )  ($12,850  )  ($13,004  )  ($12,435  )  26

   RECONCILIATION OF GAAP TO NON-GAAP: STRATEGIC INVESTMENTS1 (UNAUDITED)  1 Based on Q1’15 prices, input costs, and market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See “Forward-Looking Statements” on page 1.2 Non-GAAP measure – See Appendix for the definition.   FULL RUN-RATE EXPECTED ADJUSTED EBITDA2 IMPACT                                                      OTHER PROJECTS          OPERATIONAL IMPROVEMENTS            (Dollars in millions)    CONTINUOUSDIGESTER      WAREHOUSEAUTOMATION      PAPER MACHINEUPGRADES    CONVERTINGLINE      OPERATIONALEFFICIENCY    SALES & MARKETINGEFFICIENCY    STRANDEDOVERHEAD                                          Expected Operating income    $22.5 - $27.5      $15.3 - $16.3      $7.1 - $8.1    $8.6 - $10.9      $27 - $43    $10 - $15    $7    Expected depreciation    $7.5      $4.7      $3.9    $1.4      $—    $—    $—    Expected EBITDA2    $30 - $35      $20 - $21      $11 - $12    $10 - $12      $27 - $43    $10 - $15    $7    Expected Adjusted EBITDA2    $30 - $35      $20 - $21      $11 - $12    $10 - $12      $27 - $43    $10 - $15    $7    2015 THROUGH Q2'17 ADJUSTED EBITDA2 IMPACT                          (Dollars in millions)    CONTINUOUSDIGESTER      WAREHOUSEAUTOMATION      OTHER PROJECTS      OPERATIONALIMPROVEMENTS                              Operating income    $—      $8.7      $5.7      $50.6    Depreciation    $0.8      $1.2      $2.9      $—    EBITDA2    $0.8      $9.9      $8.6      $50.6    Adjusted EBITDA2    $0.8      $9.9      $8.6      $50.6    27

   RECONCILIATION OF GAAP TO NON-GAAP: STRATEGIC INVESTMENT1 (UNAUDITED)  1 Based on Q1’15 prices, input costs, and market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See “Forward-Looking Statements” on page 1.2 Non-GAAP measure – See Appendix for the definition.   Q2'17 ADJUSTED EBITDA2 IMPACT                          (Dollars in millions)    CONTINUOUSDIGESTER      WAREHOUSEAUTOMATION      OTHER PROJECTS      OPERATIONALIMPROVEMENTS                              Operating income    $0.3      $2.1      $2.0      $2.4    Depreciation    $0.2      $0.4      $0.6      $—    EBITDA2    $0.5      $2.5      $2.6      $2.4    Adjusted EBITDA2    $0.5      $2.5      $2.6      $2.4    2015-2016 ADJUSTED EBITDA2 IMPACT                          (Dollars in millions)    CONTINUOUSDIGESTER      WAREHOUSEAUTOMATION      OTHER PROJECTS      OPERATIONALIMPROVEMENTS                              Operating income    ($0.1  )    $5.0      $1.4      $44.3    Depreciation    $0.4      $0.4      $1.8      $—    EBITDA2    $0.3      $5.4      $3.2      $44.3    Adjusted EBITDA2    $0.3      $5.4      $3.2      $44.3    28

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